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                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
               (Date of earliest event reported): July 2, 2004

                          MEMORY PHARMACEUTICALS CORP.
                          ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                 000-50642                04-336475
         --------                 ---------                ---------
(State or Other Jurisdiction  (Commission File Number)  (I.R.S. Employer
     of Incorporation)                                 Identification No.)


                               100 PHILIPS PARKWAY
                           MONTVALE, NEW JERSEY 07645
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (201) 802-7100



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ITEM 5.  OTHER EVENTS.

        On July 2, 2004, Memory Pharmaceuticals Corp. issued a press release announcing the departure of James E. Barrett, Ph.D., President of Research and Development. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)     Exhibits.

        99.1    Press Release dated July 2, 2004












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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MEMORY PHARMACEUTICALS CORP.
                                                (registrant)


Date: July 2, 2004                              By: /s/ Dennis Keane
                                                    ----------------
                                                    Dennis Keane
                                                    Chief Financial Officer






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                                EXHIBIT INDEX


Exhibit Number          Description
--------------          -----------

    99.1                Press Release dated July 2, 2004